SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 1, 2003



                       Dean Witter Cornerstone Fund III
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            (Exact Name of Registrant as Specified in its Charter)



             New York                     0-13299               13-3190919
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   (State or Other Jurisdiction       (Commission File       (I.R.S. Employer
        of Incorporation)                 Number)          Identification No.)



           C/O Demeter Management Corporation                     07311
   Harborside Financial Center, Plaza Two-First Floor
                 Jersey City, New Jersey
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        (Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code: (201) 209-8400



                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.     OTHER EVENTS

            Effective January 1, 2003, Graham Capital Management, L.P. replaced Welton Investment Corporation as a trading manager of Dean Witter Cornerstone Fund III.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DEAN WITTER CORNERSTONE III

Date:  January  21, 2003                 /s/ Jeffrey A. Rothman
                                         --------------------------------------
                                         Name:  Jeffrey A. Rothman
                                         Title: President

                                  EXHIBIT INDEX


EXHIBIT     DESCRIPTION
-------     -----------

10.01 Management Agreement among Dean Witter Cornerstone Fund III, Demeter Management Corporation and Graham Capital Management, L.P., dated January 1, 2003.